UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2008
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
in Company)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 23, 2008 Hudson City Bancorp, Inc. (the “Company”), the holding company for Hudson City Savings Bank, issued a press release announcing financial results for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Report.
Item 9. Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Press Release dated July 23, 2008 by Hudson City Bancorp, Inc., announcing financial results for the quarter ended June 30, 2008.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: July 23, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 23, 2008, by Hudson City Bancorp, Inc., announcing financial results for the quarter ended June 30, 2008.

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